Related Party Transactions	12 Months Ended
Dec. 31, 2011
Related Party Transactions [Abstract]
Related Party Transactions Disclosure [Text Block]

Note 5 — Related Party Transactions

The Company entered into three non-interest bearing unsecured promissory notes with two directors of the Company in an aggregate principal amount of $150,000. The notes were repaid on March 30, 2011 with proceeds from the Offering.

From time to time Company’s executives incur expenses on behalf of the Company for various office and travel expenses.  No interest is charged by the executives on any outstanding balance owed by the Company. For the year ended December 31, 2011 and the periods from February 4, 2010 (inception) to December 31, 2010 and 2011, total expenses paid by the executives on behalf of the Company totaled $164,638, $12,760 and $177,398, respectively. As of December 31, 2011 the Company has a payable to its executives of $15,200.

The Company has agreed to pay Kaiyuan Real Estate Development (“Kaiyuan”) a total of $7,500 per month for office space, administrative services and secretarial support for a period commencing March 30, 2011 and ending on the earlier of consummation of a Business Combination or liquidation. Kaiyuan is an affiliate of Mr. Yong Hui Li, the Company’s chairman. The total expenses incurred under this agreement for the period from February 4, 2010 (inception) to December 31, 2011 were $67,984.

The Company has arranged to secure additional office space, administrative services and secretarial support in Taipei, commencing on February 1, 2012. Fees for the additional office space, administrative services and secretarial support will be included in the $7,500 monthly fee paid to Kaiyuan by the Company.